DCC
                             DANA COMMERCIAL CREDIT

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                             MASTER LEASE AGREEMENT
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Master Lease Agreement Number 5002182 (the "Master Lease"),  dated as of JANUARY
18, 1999, by and between DANA COMMERCIAL CREDIT CORPORATION, a Delaware corporation (the "Lessor," such term to include its successors and assigns), having an office and place of business at 1801 Richards Road, Toledo, Ohio 43607 and UNIVERSAL MONEY CENTERS, INC., a Kansas corporation (the "Lessee"), having an office and place of business at 6800 Squibb Road, Shawnee Mission, Kansas 66202.


1. LEASE OF EQUIPMENT. This Master Lease sets forth master terms and conditions. Lessor shall have no obligation under this Master Lease until the execution and delivery of a lease schedule ("Lease Schedule") executed by Lessee and Lessor. Each Lease Schedule shall incorporate all of the terms and conditions of this Master Lease as they may from time to time be amended and shall contain such additional terms and conditions as Lessee and Lessor may agree from time to time. Each Lease Schedule together with the terms and conditions of this Master Lease shall constitute a separate and distinct lease (the "Lease") between Lessor and Lessee. Each Lease shall be enforceable according to the terms and conditions contained therein without regard to any other Lease Schedule. In the event of a conflict between the provisions of this Master Lease and any Lease Schedule, the provisions of the Lease Schedule shall prevail in respect to that Lease Schedule. Lessor agrees to lease to Lessee, and Lessee agrees to lease from Lessor, in accordance with the terms and conditions of the applicable Lease Schedule, certain items of machinery, equipment and other personal property identified in each Lease Schedule, together with all replacements, parts, additions, accessories thereto and any intangibles (collectively, the "Equipment"). Lessee authorizes Lessor to insert in the Lease Schedule the serial numbers and other identification data pertaining to the Equipment when delivered. The parties agree that each Lease Schedule and this Master Lease is a "Finance Lease" as defined by ss.2A-103(g) of the Uniform Commercial Code ("UCC").

2. DELIVERY, ACCEPTANCE AND INSTALLATION. Lessee shall be responsible to select the type, quantity and vendor or manufacturer ("Supplier") of the Equipment, and in reliance thereon, the Equipment will then be ordered by Lessor from such Supplier, or Lessor may at its option elect to accept an assignment of any existing purchase order from Lessee. The Equipment is to be delivered and installed at the location specified on the applicable Lease Schedule. The Equipment shall be deemed to have been accepted by Lessee for all purposes under the Lease Schedule upon Lessor's receipt of a certificate in a form acceptable to Lessor, executed by Lessee (the "Acceptance Certificate"). Lessee will sign the Acceptance Certificate authorizing Lessor to pay for the Equipment only after Lessee has received and accepted the Equipment as fully operable for Lessee's purposes. Lessee shall be responsible for all transportation, packing, installation, testing and other charges in connection with the delivery, installation and use of the Equipment.

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3. TERM.  This Master  Lease shall  commence  upon  execution  by the Lessee and
Lessor and continue until full performance of all of its terms. The lease term, as to all Equipment designated on any Lease Schedule ("Lease Term") shall commence upon acknowledgment of the Acceptance Certificate by Lessor, effective the date of the Acceptance Certificate ("Acceptance Date") with respect to such Equipment and shall continue for the number of months, and any proration thereof, specified in the applicable Lease Schedule. Delivery of the Equipment does not constitute acceptance by Lessor of this Master Lease.

4. RENT AND OTHER CHARGES. Lessee shall pay Lessor rent for the Equipment, without any deduction or set off and without prior notice or demand, in the amounts as and when specified in the applicable Lease Schedule and Lessee shall also pay, upon demand by Lessor, all other charges incurred in connection with the Equipment, and any other charge or payment due hereunder. LESSEE AGREES THAT TIME IS OF THE ESSENCE TO LESSOR AND LESSEE AGREES TO MAKE THE PAYMENTS WHEN DUE UNDER THE MASTER LEASE AND ANY LEASE SCHEDULE. Without Lessor's prior written consent, any payment to Lessor of a smaller sum than due at any time under any Lease Schedule shall not constitute a release or an accord or satisfaction for any greater sum due, or to become due, regardless of any endorsement restriction. If any rent or other amount payable hereunder shall not be paid when due, Lessee shall pay Lessor: (a) a one-time late charge in the stipulated and liquidated amount of $.05 per dollar of the amount not paid or $5.00, if greater; (b) a late charge during every month after the first month in which the sum is late computed daily on the amounts then due and unpaid at a rate of 1-1/2% per month, or, if less, the highest applicable rate permitted by law, and
(c) all collection costs and expenses. All payments shall be made to Lessor at the address shown above, or at such other place as Lessor shall specify in writing.

5. NET LEASE. All Lease Schedules and this Master Lease shall be noncancellable by Lessee. THIS MASTER LEASE AND EACH LEASE SCHEDULE IS A NET LEASE AND LESSEE SHALL NOT BE ENTITLED TO ANY ABATEMENT OR REDUCTION OF RENTS OR OF ANY OTHER AMOUNTS PAYABLE HEREUNDER OR THEREUNDER FOR ANY REASON. LESSEE'S OBLIGATION TO PAY ALL RENT AND ANY OTHER AMOUNTS DUE UNDER THE MASTER LEASE OR ANY LEASE SCHEDULE SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ALL CIRCUMSTANCES. Lessee hereby waives any and all existing or future claims to any offset against the rent payments due hereunder, and agrees to make the rent payments regardless of any offset or claim which may be asserted against the Lessor.

6. RENT ADJUSTMENT. The rent payments in each Lease Schedule have been calculated on the assumption (which, between Lessor and Lessee, is mutual) that the maximum effective corporate income tax rate (exclusive of any minimum tax rate) for calendar-year taxpayers ("Effective Rate") will be 35% throughout the Lease Term. If, solely as a result of any new law (including, without limitation, any modification of, or amendment or addition to, the Internal Revenue Code of 1986 ("Code")), the Effective Rate is higher than 35% for any year during the Lease Term, then Lessee shall pay to Lessor as additional rent a lump sum equal to the amount necessary to enable the Lessor to receive the same actual net after-tax economic and accounting yields and net after-tax cash flow over the Lease Term that Lessor would have

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realized  had such tax law change not  occurred.  Lessee shall pay to Lessor the full amount of the additional rent payment on the later of receipt of notice or the first day of the year for which such adjustment is being made. Lessee's obligations under this Section 6 shall survive any expiration or termination of the Master Lease or the Lease Schedules.

7. DISCLAIMER OF WARRANTIES AND LESSEE WAIVERS. Lessee leases the Equipment from Lessor "AS IS/WHERE IS". IT IS SPECIFICALLY UNDERSTOOD AND AGREED THAT (A) EXCEPT AS TO QUIET ENJOYMENT, LESSOR MAKES ABSOLUTELY NO WARRANTIES, EXPRESS OR IMPLIED; (B) LESSOR EXPRESSLY DISCLAIMS ANY WARRANTY OR REPRESENTATION AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OF THE EQUIPMENT, ITS DESIGN OR CONDITION, ITS QUALITY, CAPACITY OR WORKMANSHIP, THE CONFORMITY OF THE EQUIPMENT TO ANY LAW, RULE, REGULATION, SPECIFICATION OR CONTRACT OR PURCHASE ORDER RELATING THERETO, OR PATENT INFRINGEMENT; (C) NO REPRESENTATION OR WARRANTY BY THE SUPPLIER OR SALESPERSON IS BINDING ON LESSOR NOR SHALL BREACH OF SUCH WARRANTY RELIVE LESSEE OF LESSEE'S OBLIGATION TO LESSOR HEREUNDER. IT IS FURTHER AGREED BY LESSEE THAT ALL RISKS RELATING TO THE EQUIPMENT AND ITS USE ARE, AS BETWEEN LESSOR AND LESSEE, TO BE BORNE BY LESSEE AND THAT LESSOR SHALL HAVE NO LIABILITY TO LESSEE, LESSEE'S CUSTOMERS, OR ANY THIRD PARTIES FOR (A) ANY LOSS, DAMAGE, OR EXPENSE OF ANY KIND OR NATURE ARISING OUT OF THE MASTER LEASE, ANY LEASE SCHEDULE OR ANY EQUIPMENT; (B) ANY LOSS OF BUSINESS OR SPECIAL, DIRECT, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER; OR (C) ANY DAMAGES BASED ON STRICT OR ABSOLUTE TORT LIABILITY OR LESSOR'S NEGLIGENCE. LESSEE HEREBY WAIVES ANY CLAIM AGAINST LESSOR IN CONNECTION WITH OR ARISING OUT OF THE OWNERSHIP, LEASING, FURNISHING, PERFORMANCE OR USE OF THE EQUIPMENT AND THE BENEFITS OF ANY AND ALL IMPLIED WARRANTIES AND REPRESENTATIONS OF LESSOR, AND LESSEE EXPRESSLY WAIVES ANY AND ALL RIGHTS OR REMEDIES AGAINST LESSOR PROVIDED UNDER THE UNIFORM COMMERCIAL CODE (the "UCC"). To the extent permitted by applicable law, Lessee hereby waives any rights Lessee may otherwise have to: 1) cancel or repudiate any Lease Schedule or this Master Lease; 2) revoke acceptance of or reject the Equipment; 3) claim a security interest in the Equipment; 4) accept partial delivery of the Equipment; 5) sell or dispose of the Equipment upon rejection or revocation; 6) seek "cover" in substitution for any Lease Schedule from Lessor; and 7) claim an agency relationship between Supplier and Lessor. All warranties from the Supplier to Lessor are, to the extent they are assignable, hereby assigned to Lessee for the Lease Term or until an Event of Default occurs, for Lessee's exercise at Lessee's expense.

8. LESSEE'S WARRANTIES, REPRESENTATIONS AND COVENANTS. Lessee represents, warrants and covenants to Lessor, and Lessor relies on, the fact that: (a) Lessee has read and understood this Master Lease and each Lease Schedule before it was signed; (b) LESSEE HAS SELECTED THE EQUIPMENT BASED ON ITS OWN JUDGMENT, IS

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FULLY  SATISFIED WITH BOTH THE EQUIPMENT AND THE SUPPLIER OF THE EQUIPMENT,  AND
HAS REVIEWED AND APPROVED THE SUPPLIER'S PURCHASE ORDER OR AGREEMENT COVERING THE EQUIPMENT PURCHASED FOR LEASE TO LESSEE; (c) Lessee shall provide to Lessor within one hundred twenty (120) days after the close of each of Lessee's fiscal years, and, within forty-five (45 days of the end of each quarter of Lessee's fiscal year, a copy of its financial statements which will be, (i) accurate and correct in all material respects, and (ii) prepared in accordance with generally accepted accounting principles consistently applied; (d) the Equipment is leased exclusively for Lessee's established business purposes; (e) Lessee has the form of business organization indicated, and is duly organized, validly existing and in good standing under the laws of the state of its incorporation or organization and is duly qualified to do business wherever necessary to carry on its present business and operations and to own its property; (f) Lessee has the power and authority to enter into the Master Lease, all Lease Schedules and all other related instruments or documents hereunder ("Documents"), and such Documents (i) have been duly authorized by all necessary action on the part of Lessee consistent with its form of organization and duly executed and delivered by authorized officers or agents of Lessee, whose signatures hereon are, in all respects, authentic, (ii) do not require the approval of, or the giving notice to, any federal, state, local or foreign governmental authority, (iii) do not contravene any law binding on Lessee or any certificate or articles of incorporation or by-laws or partnership certificate or agreement, (iv) do not violate, result in any breach of, or constitute a default under, or result in the creation of any lien, charge or security interest or other encumbrance upon any assets of Lessee or on the Equipment pursuant to any agreement, indenture, or other instrument to which Lessee is a party or by which it or any of its assets may be bound, and (v) constitute legal, valid and binding obligations of Lessee enforceable in accordance with their terms; (g) Lessee has experienced no material adverse change in its financial condition or operations since the date of its financial statements provided to Lessor nor does there exist any pending or threatened actions or proceedings before any court or administrative agency
which  might  materially   adversely  affect  Lessee's  financial  condition  or
operations; and (h) the address indicated by Lessee is the chief place of business and chief executive office of Lessee. Lessee shall be deemed to have reaffirmed the foregoing warranties each time it executes a Lease Schedule.

9. TAXES, ASSESSMENTS AND FEES. Lessee agrees to pay when due and does hereby indemnify Lessor against, and hold Lessor harmless from, all licensing, filing and registration fees, franchise, sales, use, personal property, ad valorem, value added, leasing, stamp or other taxes, levies, import duties, charges or withholdings of any nature, including but not limited to all federal, state, and local taxes, however designated, levied or assessed, together with any penalties, fines or interest thereon (a) arising out of the transactions contemplated by this Master Lease, any Lease Schedule or relating in any manner to the Equipment and imposed against Lessor, Lessee, or the Equipment, (b) upon the sale, purchase, possession, lease, ownership, use, operation, shipment, transportation or delivery or other disposition thereof, or (c) upon the lease payments, excepting only income taxes levied on the rental payments made to Lessor. If any report or return for personal property tax is required by law to be filed by Lessor, Lessee shall so notify Lessor prior to the assessment date, and Lessee shall promptly reimburse Lessor for personal property taxes paid, including any interest, fines or penalties incurred as a result of late filing if Lessee fails to provide Lessor with the notice required hereby. Lessee shall promptly provide Lessor with a copy of any and all filings and tax assessment notices with

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


respect to personal property tax and, if Lessee fails to do so, Lessor has the right to charge Lessee an assessment of an appropriate amount to insure against any tax liability. The Lessee agrees to comply with all state and local laws requiring the filing of ad valorem tax returns relating to the Equipment. Any statements for taxes received by the Lessor shall be promptly forwarded to the Lessee. Lessee agrees to reimburse Lessor for reasonable costs incurred in collecting taxes, assessments, or fees for which Lessee is liable and any collection charge attributable thereto, including reasonable attorney fees. LESSEE AGREES TO SHOW THE EQUIPMENT AS "LEASED EQUIPMENT" ON TAX RETURNS, AND FILE, WHEN ALLOWED BY LAW, ALL PERSONAL PROPERTY TAX RETURNS.

10. INDEMNIFICATION. (a) Lessee assumes liability for, and hereby agrees to indemnify, protect and hold Lessor and its affiliates harmless from and against any and all liabilities (including, but not limited to, negligence, tort, and strict liability), obligations, losses, damages, injuries, claims, demands, penalties, actions, costs and expenses, including reasonable attorneys' fees, of whatsoever kind and nature (including without limitation, claims of injury, death, or property damage), arising out of or related to (i) this Master Lease, each Lease Schedule, or the Equipment, including, but not limited to, the manufacture, purchase, financing, installation, use, condition (including, but not limited to, latent and other defects and whether or not discoverable by Lessee or Lessor), operation, ownership, selection, delivery, leasing, removal, return, or other disposition of any Equipment, (ii) a breach by Lessee or any guarantor of any representations or warranties under this Master Lease, any Lease Schedule or guaranty, or failure by Lessee or any guarantor to perform or observe any covenant or agreement to be performed by it under this Master Lease, any Lease Schedule or any guaranty, or (iii) a violation of or non-compliance with any law, including environmental laws.

(b) Lessee acknowledges that the rent payable under the applicable Lease Schedule has been calculated in part based on the assumption that the Lessor will be entitled to claim cost recovery deductions with respect to its entire purchase price for the Equipment under the method specified in section 168(b)(1) of the Internal Revenue Code of 1986 (the "Code") and over the period specified in Code section 168(c)(1) for 5-year or 7-year property within the meaning of Code section 168(e)(1) (the "Tax Benefits"). In furtherance thereof, Lessee represents, warrants and covenants that (i) the Equipment is 5-year or 7-year property as set forth in the Lease Schedule within the meaning of Code section 168(e)(1), (ii) as of the delivery date, the Equipment will be placed in service for federal income tax purposes and (iii) the fair market value of the Equipment is equal to the Lessor's purchase price therefor. If as a result of any act, omission or misrepresentation of Lessee, Tax Benefits are lost, disallowed, eliminated, reduced, deferred, recaptured, compromised or are otherwise unavailable to Lessor (any of the foregoing being a "Tax Loss"), Lessee shall promptly pay to Lessor on demand, as additional rent, such amount or amounts which will, after deduction therefrom of all taxes required to be paid in respect of the receipt thereof, enable Lessor to receive the same actual net after-tax economic and accounting yields and net after-tax cash flow over the Lease Term that Lessor would have realized had such Tax Loss not occurred, with such computations to be made on the assumption that the Lessor is subject to tax at the Effective Rate as defined in, and subject to increase as provided in,
Section 6 hereof, together with any interest, penalties or additions to the tax. Any event which by the terms of the Lease Schedule requires payment by Lessee to Lessor of the Stipulated Loss Value of the Equipment, shall not constitute the act of Lessee for purposes of the foregoing sentence.

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Lessor  hereby  agrees to exercise  in good faith its  reasonable  best  efforts
(determined in the sole discretion of Lessor's tax counsel to be reasonable, proper and consistent with the overall tax interest of Lessor) to avoid requiring Lessee to pay the tax indemnity referred to in this Section 10(b); provided, however, Lessor shall have the sole discretion to determine whether or not to undertake or continue judicial or administrative proceedings beyond the level of an Internal Revenue Service auditing agent; and provided, further, that Lessor shall not be required to take any action pursuant to this sentence unless and until Lessee shall have agreed to indemnify Lessor for any and all expenses (including attorneys' fees), liabilities or losses which Lessor may incur as a result of taking such action. For purposes of this Section 10, the term "Lessor" shall include the entity or entities, if any, with which Lessor consolidates its tax return.

(c) The amount payable pursuant to the preceding paragraphs shall be payable upon demand of the Lessor accompanied by a statement describing in reasonable detail such loss, liability, injury, claim, expense or tax and setting forth the computation of the amount so payable, which computation shall be binding and conclusive upon Lessee, absent manifest error. The indemnities and assumptions of liabilities and obligations contained in this Section and in Section 9 shall continue in full force and effect notwithstanding the expiration or other termination of the Master Lease or any Lease Schedule.

11. ASSIGNMENT. LESSOR MAY, WITHOUT LESSEE'S CONSENT, ASSIGN OR TRANSFER THIS MASTER LEASE, ANY LEASE SCHEDULE OR ANY EQUIPMENT, ANY RENT, OR ANY OTHER SUMS DUE OR TO BECOME DUE HEREUNDER AND IN SUCH EVENT LESSOR'S ASSIGNEE OR TRANSFEREE SHALL HAVE ALL THE RIGHTS, POWERS, PRIVILEGES AND REMEDIES OF LESSOR HEREUNDER. LESSEE HEREBY ACKNOWLEDGES NOTICE THAT LESSOR MAY ASSIGN THIS MASTER LEASE, ANY LEASE SCHEDULE OR ANY EQUIPMENT AND UPON SUCH ASSIGNMENT LESSEE AGREES NOT TO ASSERT, AS AGAINST LESSOR'S ASSIGNEE, ANY DEFENSE, SETOFF, RECOUPMENT, CLAIM OR COUNTERCLAIM, WHETHER ARISING UNDER THIS MASTER LEASE, ANY LEASE SCHEDULE OR OTHERWISE. LESSEE AGREES THAT ANY SUCH ASSIGNMENT SHALL NOT MATERIALLY CHANGE LESSEE'S DUTIES OR OBLIGATIONS UNDER THE LEASE NOR MATERIALLY INCREASE LESSEE'S RISKS OR BURDENS. In the event this Master Lease or any Lease Schedule is assigned by Lessor, Lessee shall: (a) promptly execute a Notice of Assignment for the applicable Lease (to be provided to Lessee by Lessor) and promptly return the same to Lessor; (b) pay all amounts due under the applicable Lease Schedule to the applicable assignee ("Assignee") notwithstanding any defense, setoff or counterclaim whatsoever that Lessee may have against Lessor or Assignee; (c) not permit the applicable Lease Schedule to be amended or the terms thereof waived without the prior written consent of the Assignee; and (d) not require the Assignee to perform any obligations of Lessor. It is further agreed that (x) any Assignee may reassign its rights and interest under the applicable Lease Schedule with the same force and effect as the assignment described herein; (y) any payment received by the Assignee from Lessee with respect to the assigned Lease Schedule shall, to the extent thereof, discharge the obligations of Lessee to Lessor with respect to the assigned Lease Schedule; and (z) Lessor shall not be relieved of any of its obligations by such assignment unless expressly assumed by the Assignee. LESSEE SHALL NOT SUBLEASE, ASSIGN, TRANSFER OR DISPOSE OF ANY OF ITS RIGHTS OR INTERESTS IN THIS MASTER LEASE, ANY

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LEASE  SCHEDULE OR ANY OF THE  EQUIPMENT  WITHOUT THE PRIOR  WRITTEN  CONSENT OF
LESSOR WHICH SHALL NOT BE UNREASONABLY WITHHELD, INCLUDING, WITHOUT LIMITATION, ANY ASSIGNMENT FOR SECURITY PURPOSES, AND ANY ATTEMPTED ASSIGNMENT, SUBLEASE OR TRANSFER BY LESSEE SHALL BE VOID AND SHALL NOT RELEASE LESSEE OF ITS OBLIGATIONS UNDER THIS MASTER LEASE OR ANY LEASE SCHEDULE.

12. LIENS AND ENCUMBRANCES; TITLE; PERSONAL PROPERTY. Lessor is sole owner of the Equipment and no right, title or interest in the Equipment shall pass to Lessee other than, conditioned upon Lessee's compliance with and fulfillment of the terms and conditions of this Lease, the right to maintain possession and use of the Equipment for the Lease Term (provided no Event of Default has occurred) free from interference by any person claiming by or through Lessor. At its option, Lessor may require Lessee to affix plates, markings or other notices on the Equipment indicating Lessor is the owner. Lessee agrees to give and record such notices, obtain such waivers and take such other action at its own expense as may be necessary to prevent any third party (other than an assignee of Lessor) from acquiring or having the right under any circumstances to acquire any interest in the Equipment or this Lease and Lessee shall, at its cost and expense, defend Lessor's title against, and keep all of the Equipment, this Master Lease, any Lease Schedule and any of Lessor's interests thereunder free of all liens, claims and encumbrances of any kind. The Equipment shall at all times remain personal property, notwithstanding, the Equipment or any part thereof may be (or become) affixed or attached to real property or any improvements thereon.

13. OPERATION AND MAINTENANCE; INSPECTION. Lessee shall be solely responsible for the installation, operation, and maintenance of the Equipment, and Lessee, at its own cost and expense, shall (a) keep the Equipment in good repair, condition and working order, in accordance with any applicable manufacturer's manuals, instructions or requirements, (b) furnish all parts, mechanisms, devices and servicing required therefor, (c) make all replacements, alterations or additions to the Equipment that may be required by the Supplier or legally necessary by parts that are free and clear of all liens and have a value, utility and remaining useful life at least equal to the parts replaced, and (d) make no other alterations or additions to the Equipment without Lessor's prior written consent. Title to all parts that Lessee replaces and any alterations or additions that Lessee makes to the Equipment shall immediately vest in Lessor without cost to Lessor, or any further action, and such parts, alterations or additions shall be deemed incorporated into the Equipment and subject to the terms of the Lease Schedule as if originally leased thereunder. Lessee shall use and operate the Equipment by competent and duly qualified personnel, and for business purposes only in compliance with applicable law, applicable manufacturer's manuals, instructions or warranty requirements and all insurance. Lessee, at its own cost and expense, shall enter into and maintain in full force and effect throughout the Lease Term, including any renewals, with the manufacturer or such other party as may be acceptable to Lessor, a maintenance agreement covering the Equipment. Lessee shall not move the Equipment from the location specified in the Lease Schedule without the prior written consent of Lessor, which consent shall not be unreasonably withheld, and, if granted, without executing financing statements and completing filings or taking such other actions as Lessor may reasonably request to protect Lessor's interest in the Equipment. Lessee agrees never to abandon or relinquish possession of the Equipment except to Lessor or its agent. Lessor may enter the

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premises where the Equipment is located during normal business hours and subject to Lessee's standard security procedures for the purpose of inspecting the Equipment and, during the last six (6) months of the Lease Term, for the purpose of showing the Equipment to prospective purchasers or lessees of the Equipment.

14. TERMINATION, RETURN. Lessee shall give Lessor one hundred twenty (120) days' written notice prior to the expiration of the Lease Term, and sixty (60) days'
written notice prior to the expiration of any renewal term, of its intent to return the Equipment. Upon expiration of the Lease Term, renewal term or other termination pursuant to the terms of the Lease Schedule unless Lessee purchases the Equipment pursuant to Section 19 hereof. Lessee shall, at its expense, immediately return to Lessor the Equipment and all related accessories, (a) free of all advertising or insignia placed thereon by Lessee (other than advertising or insignia placed upon the Equipment by Lessee at the request of Lessor), (b) free and clear of all liens or encumbrances, and (c) in such condition, repair and working order as when delivered to Lessee, reasonable wear and tear excepted and reflecting Lessee's full compliance with Section 13. Upon return, if the Equipment does not satisfy the conditions set forth in the preceding sentence, or is not eligible for the manufacturer's standard maintenance contract without incurring any expenses to repair or rehabilitate the Equipment, Lessee shall be liable for and reimburse Lessor for all reasonable expenses incurred by Lessor to place the Equipment in such condition. The Equipment shall, at Lessee's sole cost and expense, be crated and shipped in accordance with the manufacturer's specifications, freight prepaid and properly insured to such place within the continental United States as is designated by Lessor. If Lessee fails to give the notice required herein or fails to return the Equipment as required herein, then the Lease Schedule except to the extent Lessee purchases the Equipment pursuant to Section 19 hereof, shall automatically be extended on a month-to-month basis, for a period not to exceed twelve (12) months. The extension period may be terminated by either party by giving thirty (30) days' prior written notice. Upon such termination or at the end of the twelfth month of the extension, Lessee shall return the Equipment as provided above. Until the Equipment is returned to Lessor, Lessee shall continue to pay rent in an amount equal to the monthly average rent during the Lease Term, on the same due date set forth in the Lease Schedule.

15. RISK OF LOSS. Lessee hereby assumes and shall bear all risk of loss, theft, damage or destruction of the Equipment by any cause whatsoever including, without limitation, economic loss through extraordinary or premature wear, or condemnation, confiscation, seizure or requisition of the title or use of any of the Equipment by any government entity and whether or not such Loss is covered by insurance (collectively, "Loss") from and after the earlier of the date (a) on which the Equipment is ordered, or (b) Lessor pays the purchase price of the Equipment, and continuing until such Equipment is returned to, and accepted by, the Lessor or such other entity designated in writing by Lessor. Lessor shall not be liable or responsible for any loss or damage occasioned by any cause, circumstance or event of any nature relating to the Equipment, including, without limitation, loss or damage arising by reason of any failure or delay in the delivery of the Equipment to Lessee for whatever reason. No Loss shall impair any obligation of Lessee under the Master Lease or any Lease Schedule which shall continue in full force and effect. In the event of Loss, Lessee shall promptly notify Lessor in writing of the Loss and all related details and any action related thereto, and shall, within thirty (30) days of the Loss, at Lessor's option, (a) repair the Equipment and restore it to the same good condition and working order as it was immediately prior to the Loss (assuming the Equipment was in the condition required by the terms of Section 13); (b) replace the Equipment affected by the Loss with like personal property with equivalent value, useful life and utility, in good repair, condition and working order and transfer clear title to such replacement property to Lessor whereupon such property shall be subject to this Master Lease and the applicable Lease Schedule and be deemed the Equipment for purposes hereof; or (c) pay Lessor an amount equal to the sum of
(i) all rent and other amounts accrued through the next regular payment date following the Loss, plus (ii) the Stipulated Loss Value as of the next regular payment date as set forth in the Lease Schedule, whereupon such Lease Schedule, except for Lessee's duties under Sections 9 and 10, shall terminate with respect to the items of Equipment for which such payment is received by Lessor. Upon payment of the amount set forth in (c), the rent for such Lease Schedule shall be reduced proportionately. Any insurance proceeds received with respect to the Loss shall be applied, if option (c) is elected, in reduction of the then unpaid obligations, including the Stipulated Loss Value, of Lessee to Lessor, if not already paid by Lessee or, if already paid by Lessee, to reimburse Lessee for such payment, or, if option (a) or (b) is elected, to reimburse Lessee for the costs of repairing, restoring or replacing the Equipment affected by the Loss upon receipt by Lessor of evidence, satisfactory to Lessor, that such repair, restoration or replacement has been completed, and an invoice therefor.

16. INSURANCE. Lessee shall procure and maintain during the Lease Term, at Lessee's expense, the following minimum insurance coverages: (a) Workers' Compensation as required by law and Employer's Liability Insurance $1,000,000 limit; (b) Comprehensive General Liability Insurance including product/completed operations and contractual liability coverage with minimum limits of $1,000,000 each occurrence, and Combined Single Bodily Injury and Property Damage,
$1,000,000 aggregate, where applicable; and (c) All Risk Physical Damage Insurance, including earthquake and flood, on each item of Equipment, in an amount not less than the greater of the replacement cost, new or the Stipulated Loss Value of the Equipment. Lessor will be included under such policies as an additional insured and loss payee, and each such policy shall be endorsed to provide that the coverage afforded to Lessor shall not be rescinded, impaired or invalidated by any act or neglect of Lessee or any other person. Under the policies required in clauses (a) and (c) above, Lessee agrees to waive its right of subrogation and cause its insurance carrier to waive its right of subrogation, in each instance as such right may exist against Lessor and for any and all loss and damage. All policies shall contain a clause requiring the insurer to furnish Lessor with at least thirty (30) days' prior written notice of any material change, cancellation or non-renewal of coverage. Upon execution of this Master Lease, Lessee shall furnish Lessor with a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverages are in effect; provided, however, that Lessor shall be under no duty to (a) ascertain the existence of, (b) examine such insurance coverage, or (c) advise Lessee in the event such insurance coverage should not comply with the requirements hereof. Lessee shall also furnish Lessor with a copy of the certificate of insurance annually thereafter. If Lessee fails to procure or maintain insurance or to comply with any other provision of this Master Lease or any Lease Schedule, Lessor shall have the right, but shall not be obligated, to effect such insurance or compliance on behalf of Lessee. In that event, all costs and expenses of Lessor in effecting such insurance or compliance shall be deemed to be additional rent, and shall be paid by Lessee to Lessor upon demand. The proceeds of insurance payable as a result of a Loss shall be applied as set forth in Section 15. Lessee appoints Lessor as attorney-in-fact to make any claim for, receive payment of, or execute or endorse all documents, checks or drafts for loss or damage or return of premium under all such insurance and otherwise in respect of all awards or other compensation payable in respect of any condemnation, confiscation, seizure or requisition of any Equipment.

17. DEFAULT. If any one or more of the following events (an "Event of Default") shall occur, then Lessor shall have the right to exercise any one or more of the remedies set forth in Section 18: (a) Lessee fails to make any payment, of rent or other payment when due as provided in this Master Lease or any Lease Schedule; or (b) Lessee or any guarantor breaches any of its warranties, representations, or other obligations under this Master Lease or any Lease Schedule, or any other agreement with Lessor, and fails to cure such breach within ten (10) days after Lessor sends Lessee notice of the existence of such breach; or (c) Lessee shall default on any other indebtedness obligation or agreement of any kind with Lessor, or related thereto and shall not have cured such default within a period of grace provided by such other agreement or instrument; or (d) any execution or writ of process is issued in any action or proceeding to seize or detain any of the Equipment; or (e) Lessee fails to return any Equipment when required under Section 14; or (f) Lessee or any guarantor shall commence, or take corporate action to authorize, a voluntary case or other proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts; or seek the appointment of a trustee, receiver, liquidator, custodian, or other similar official; or consent, or fail to object, to any such relief or to the appointment of any such official or to the taking of possession of any of its property or to the commencement of an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of its creditors; or (g) Lessee becomes insolvent or fails generally to pay its debts as they become due; or (h) any guarantor revokes a guaranty provided to Lessor under this Master Lease or any Lease Schedule or breaches any of its obligations under such guaranty. Lessee shall promptly notify Lessor of the occurrence of any Event of Default or the occurrence or existence of any event or condition which, upon the giving of notice or lapse of time, or both, may become an Event of Default. In the event Lessee fails to comply with any provision of this Master Lease or any Lease Schedule, Lessor shall have the right, but shall not be obligated, to effect such compliance on behalf of Lessee. In such event, all monies expended by and all expenses of Lessor in effecting such compliance shall be deemed to be additional rent, and shall be paid with interest at the overdue rate set forth in Section 4 to Lessor at the time of the next rent payment.

18. REMEDIES. If an Event of Default occurs, Lessor may, in its sole discretion, exercise any or all of the following remedies: (a) cause Lessee, upon written demand of Lessor and at Lessee's expense, to promptly return any or all Equipment on any or all of the Lease Schedules, to such location as Lessor may designate or to immediately retake possession of the Equipment without any court order or other process of law (and for such purpose Lessor may enter upon any premises where the Equipment may be and remove the same); and Lessor may dispose of any or all of the Equipment in good faith and recover from Lessee as damages all charges, expenses or commissions incurred by Lessor in the transportation, care, custody or disposition of such Equipment after the occurrence of the Event of Default or otherwise resulting by reason of such default; (b) whether Lessor has recovered the Equipment, or if so recovered, has elected to retain any or all of the Equipment, or dispose of the Equipment by sale, lease or otherwise, to recover as liquidated damages from Lessee for the loss of a bargain due to Lessee's Event of Default and not as a penalty, the sum of the following: (i) all accrued and unpaid rent and other amounts then due, plus (ii) the higher of fair market value or the Stipulated Loss Value of the Equipment; all of the foregoing amounts shall become immediately due and payable to Lessor, to the extent permitted by UCC-2A, or any other provision of the UCC or other applicable law and taking into account all applicable discounting (using a per annum interest rate of 6%) and credits (Lessee in all cases being liable for any deficiencies) required thereby; (c) recover from Lessee all reasonable costs and expenses including without limitation any incidental expenses and legal fees and expenses incurred by Lessor as a result of the Event of Default, less any credits due Lessee pursuant to applicable law; (d) with or without notice to Lessee, cancel the Master Lease or any Lease Schedule without prejudice to Lessor's rights in respect of obligations then accrued and remaining unsatisfied; and (e) exercise any remedy at law or equity, notice thereof being expressly waived by Lessee, including any right or remedy which may otherwise be available to it under the UCC. Lessee shall pay all collection costs and reasonable attorney fees as damages and not costs in all proceedings arising under or connected with the Master Lease or any Lease Schedule or Lessor's enforcement of any of their terms, including without limitation, arbitrations, civil actions, bankruptcy proceedings, mediations, and post-judgment actions or appeals. Lessor's action or failure to act on one remedy constitutes neither (a) an election to be limited thereto, (b) a waiver of any other remedy nor (c) a release of Lessee from the liability to return the Equipment or for any loss or claim with respect thereto. Nothing herein shall be deemed to prejudice Lessor's right to recover or prove damages for unpaid rent accrued prior to default, or bar an action for a deficiency as herein provided. The bringing of an action with an entry of judgment against Lessee shall not bar the Lessor's right to repossess any or all of the Equipment. Lessor's remedies shall be available to Lessor's successors and assigns, shall be in addition to all other remedies provided by law, and may be exercised concurrently or consecutively. Lessee agrees that with respect to any notice of a sale required by law to be given, ten (10) days' notice shall constitute reasonable notice. No waiver of an Event of Default under this Master Lease or any Lease Schedule shall constitute a waiver of any other Event of Default, or a waiver of any right, power, privilege, or remedy hereunder.

19. PURCHASE OPTION. (a) If no Event of Default exists, no event has occurred and is continuing which with notice or the lapse of time or both would constitute an Event of Default, Lessee has complied with all of the terms and conditions of the Master Lease and the Lease Schedule and Lessee delivers to Lessor an irrevocable written notice at least one hundred twenty (120) days prior to the expiration of the Lease Term of the first Lease Schedule scheduled to expire, Lessee shall have the option to purchase all, but not less than all, of the Equipment at the end of the Lease Term at the Purchase Option Price (as defined below). Lessee's election of the purchase option shall operate as Lessee's election of the purchase option for each and every Lease Schedule.

(b) The "Purchase Option Price" of the Equipment shall be an amount equal to the Fair Market Value (as defined below) of such Equipment, as agreed upon by Lessor and Lessee or, failing such agreement, as determined by an appraisal, at Lessee's expense, from an independent qualified appraiser selected by Lessor, plus an amount equal to all sales, use, property or excise taxes, on or measured by the sale of the Equipment to Lessee, plus any other expenses of transfer. "Fair Market Value" is the selling price that would be obtained in an arm's-length transaction between an informed and willing buyer and an informed and willing seller, each under no compulsion to buy or sell; provided, however, such values shall be determined on the basis that the Equipment conforms to all conditions specified in the applicable Lease Schedule and is installed and/or in service. In determining Fair Market Value, the costs of removing the Equipment shall not be deducted from its value.

(c) If Lessee elects to purchase the Equipment, Lessee shall pay Lessor the Purchase Option Price on or before the last day of the Lease Term in immediately available funds and the sale of the Equipment by Lessor to Lessee shall be on an AS-IS, WHERE-IS basis, without recourse to, or warranty by Lessor and the LESSOR SHALL NOT BE DEEMED TO HAVE MADE, AND THE LESSOR HEREBY EXPRESSLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EITHER EXPRESSED OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING WITHOUT LIMITATION, THE DESIGN OR CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR USE OR FOR ANY PARTICULAR PURPOSE, THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE EQUIPMENT, ITS VALUE OR CONFORMITY TO ANY SPECIFICATIONS OR AGREEMENTS RELATING THERETO, NOR SHALL THE LESSOR BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OR FOR STRICT OR ABSOLUTE LIABILITY IN TORT. The Purchase Option Price shall bear finance charges for the period, if any, from the expiration of the Lease Term to the date of payment, at the rate set forth in the Master Lease for payment of overdue rent.

(d) Notwithstanding any election of Lessee to purchase, the provisions of the Master Lease and the Lease Schedule shall continue in full force and effect until passage of ownership of the Equipment upon the date of purchase.

20. DISPUTE RESOLUTION. In furtherance of the resolution of any disputes hereunder, the parties agree and stipulate that, at Lessor's election, the parties shall submit any matter arising out of this transaction, including any claim, counterclaim, setoff, or defense, to binding arbitration by the American Arbitration Association. The decision and award of the arbitrator(s) shall be final and binding and may be entered as rendered in any court having jurisdiction thereof.

21. ADDITIONAL SECURITY, INTEREST RATE PROVISION. Lessee and Lessor acknowledge and agree that this Master Lease and each Lease Schedule (a) shall be construed to be a "true" lease and not a "lease intended as security" within the meaning of Section 1-201(37) of the UCC, and (b) is not subject to Article 9 of the UCC. Despite the express intent of the parties, in the event that this Master Lease or any Lease Schedule is not deemed to be a true lease, then solely in that event and for that limited purpose, it shall be deemed a security agreement and, in that regard, Lessee hereby grants Lessor a purchase money security interest in the Equipment, and all accessions, substitutions and replacements thereto, and all interests of Lessee therein, and all proceeds (including insurance proceeds) and products thereof, to secure Lessee's prompt payment and performance as and when due of all obligations and indebtedness to Lessor hereunder. Without prejudicing the generality of this Section, Lessor and Lessee intend to conform strictly to the usury law applicable to this transaction. Accordingly, it is agreed that the aggregate of all interest and any other charges or consideration constituting interest under applicable law that is contracted for, charged or received under this Master Lease, any Lease Schedule or otherwise shall under no circumstances exceed the maximum amount of interest allowed by applicable law. If any usurious interest in such respect is provided for in this Master Lease, any Lease Schedule or otherwise, or if the acceleration or prepayment of any indebtedness results in Lessee having paid any interest in excess of that permitted by applicable law, then in such event, (a) Lessee shall not be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest allowed by applicable law, (b) any excess shall be deemed a mistake and cancelled automatically and, if theretofore paid, shall be credited on any such indebtedness by Lessor, (c) the effective rate of interest shall be automatically reduced to the maximum legal rate of interest allowed by applicable law, and (d) all interest shall be allocated and spread throughout the full term of any such indebtedness until paid in full so that the rate or amount of interest does not exceed the applicable usury ceiling.

22. NOTICES. Any notices and demands required or permitted to be given under this Master Lease or any Lease Schedule shall be given in writing by regular mail and shall become effective when deposited in the United States mail with postage prepaid at the address provided herein or to such other address as the party to receive the notice hereafter designates in writing.

23. FURTHER ASSURANCES. Lessee shall promptly execute and deliver to Lessor such further documents and take such further action as Lessor may require in order to more effectively carry out the intent and purpose of this Master Lease and any Lease Schedule, including, upon Lessor's request, executing and delivering any and all financing statements which may be required to evidence the interest of Lessor in the Equipment. Upon demand, Lessee will promptly reimburse Lessor for any filing or recordation fees or expenses (including legal fees and costs) incurred by Lessor in perfecting or protecting its interests in the Equipment and under this Master Lease or any Lease Schedule. Lessee authorizes Lessor and its agents to file, at Lessor's option, any such financing statements without Lessee's signature and, if Lessee's signature is required, Lessee agrees Lessor or its agent may execute the same for and on behalf of Lessee.

24. ENTIRE AGREEMENT. This Master Lease, together with all Lease Schedules, Acceptance Certificates, addendums and riders attached hereto from time to time, or by reference hereto made a part hereof, constitute the entire agreement between the parties with respect to the subject matter hereof and merges any other understanding. The term "Lessee" as used herein shall mean and include any and all Lessees who sign hereunder, each of whom shall be jointly and severally bound thereby.

25. WAIVER OF JURY TRIAL. LESSEE HEREBY EXPRESSLY WAIVES ANY RIGHT TO DEMAND A JURY TRIAL WITH RESPECT TO ANY ACTION OR PROCEEDING INSTITUTED BY LESSOR OR LESSEE IN CONNECTION WITH THIS MASTER LEASE OR ANY LEASE SCHEDULE.

26. CHOICE OF LAW AND FORUM. THIS MASTER LEASE HAS BEEN AND EACH LEASE SCHEDULE WILL BE EXECUTED AND DELIVERED IN THE STATE OF OHIO AND THIS MASTER LEASE AND EACH LEASE SCHEDULE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF OHIO (OTHER THAN THE

CONFLICTS OF LAW PROVISIONS). THE PARTIES AGREE THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MASTER LEASE OR ANY LEASE SCHEDULE MAY BE COMMENCED IN THE STATE OF FEDERAL COURTS IN OHIO AND LESSEE SUBMITS TO SUCH JURISDICTION AND AGREES THAT, IN ADDITION TO ANY OTHER MANNER OF SERVICE PRESCRIBED BY LAW OR RULE OF COURT, A SUMMONS AND COMPLAINT COMMENCING AN ACTION OR PROCEEDING IN EITHER SUCH COURT SHALL BE PROPERLY SERVED UPON LESSEE AND SHALL CONFER PERSONAL JURISDICTION IF SERVED PERSONALLY OR BY UNITED STATES REGISTERED MAIL, RETURN RECEIPT REQUESTED, TO THE LESSEE AT THE ADDRESS INDICATED ON THE FIRST PAGE OF THIS MASTER LEASE.

27. MISCELLANEOUS. This Master Lease, any Lease Schedule and any amendment hereto or modification hereof, and any waiver of any condition or provision contained herein, shall not be valid unless in writing and signed by an authorized officer of each party hereto. No failure to exercise, or delay in exercising, any right, power, privilege or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. The headings of sections in this Master Lease are for convenience only and shall not be considered in construing the meaning of the contents of such section. This Master Lease and any Lease Schedule shall be binding upon and inure to the benefit of the respective parties hereto, and upon and to their successors and permitted assigns. Any provision of this Master Lease or any Lease Schedule which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, Lessee hereby waives any provisions of law which render any provision hereof unenforceable in any respect.

IN WITNESS WHEREOF, LESSOR AND LESSEE HAVE EXECUTED THIS MASTER LEASE AS OF THE DATE FIRST ABOVE PROVIDED.

DANA COMMERCIAL CREDIT CORPORATION  UNIVERSAL MONEY CENTERS, INC.
Lessor                              Lessee

By:  /s/ Dana Commercial Credit:    By:  /s/ David S.  Bonsal,  CEO
   -------------------------------     ----------------------------------
   Title:                              Title: CEO









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